Investor Update 2011 Q1 April 28, 2011 Exhibit 99.2

This presentation contains statements considered forward-looking for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including those discussed in our most recent Annual Report on Form 10-K and Quarterly Reports on
Form 10-Q filed with the Securities and Exchange Commission. Coinstar, Inc. assumes no obligation and does not intend to update these forward-looking statements.
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.
Safe Harbor for Forward-Looking Statements

2011 Full Year and Q2 Guidance
* Adjusted EBITDA from continuing operations is defined as earnings before net interest expense, income taxes, depreciation, amortization and certain other non-cash charges including the write-off from early retirement of debt, and share-based expenses from continuing operations.
** Free cash flow from continuing operations is defined as net cash provided by operating activities from continuing operations after cash paid for capital expenditures from continuing operations.
2011 Full Year –
Revenue by Segment (in millions)
redbox $1,450 – $1,555
Coin $280 – $290
New Ventures $0 – $5
Total $1,730 – $1,850
2011 Full Year – Other
Adjusted EBITDA from continuing
operations* (in millions)
$335 – $355
EPS from continuing operations $2.75 – $3.10
Shares Outstanding (in millions)
32.1 – 32.2
Estimated Effective Tax Rate 39%
Free Cash Flow from continuing
operations**  (in millions)
$110 – $135
2011 Q2 Guidance
Revenue (in millions)
$430 – $450
Adjusted EBITDA from continuing
operations* (in millions)
$83 – $93
EPS from continuing operations $0.76 – $0.86
2011 Full Year Capital Expenditures
from Continuing Operations (in millions)
redbox $125 – $140
Coin – New $8 – $10
Coin – Maintenance $10 – $12
Corporate/Other $32 – $40
Total $175 – $202
2011 Full Year – Installations, net
redbox Kiosks 5,000 – 6,000
Coin Kiosks 0
As of April 28, 2011
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Consolidated Revenue
As of March 31, 2011
* Guidance as of April 28, 2011
$1,730 to $1,850*
Q1
Revenue
(in millions)
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Business Segment Information
As of March 31, 2011
* From acquisition date
redbox *
Q1 Q2 Q3 Q4 YTD
2011 362,344 $  --- --- --- 362,344 $
2010 263,078 $  271,869 $  305,365 $  319,397 $  1,159,709 $
2009 154,697 $  188,909 $  198,064 $  231,760 $  773,430 $
2008 60,513 $    89,956 $    104,192 $  133,792 $  388,453 $
2007 2,602 $      3,063 $      1,649 $      2,218 $      9,532 $
Coin
Q1 Q2 Q3 Q4 YTD
2011 20,609 $    --- --- --- 20,609 $
2010 15,020 $    28,043 $    27,872 $    24,274 $    95,209 $
2009 22,391 $    26,016 $    27,254 $    26,949 $    102,610 $
Coin
Q1 Q2 Q3 Q4 YTD
2011 61,363 $    --- --- --- 61,363 $
2010 59,918 $    70,362 $    74,669 $    71,033 $    275,982 $
2009 57,876 $    64,741 $    69,501 $    66,398 $    258,516 $
2008 59,329 $    64,585 $    71,104 $    66,608 $    261,626 $
2007 54,915 $    62,523 $    67,513 $    66,363 $    251,314 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2011 365 $          --- --- --- 365 $
2010 126 $          125 $          153 $          326 $          730 $
2009 180 $          194 $          160 $          143 $          677 $
redbox *
Q1 Q2 Q3 Q4 YTD
2011 50,821 $    --- --- --- 50,821 $
2010 46,301 $    37,167 $    53,648 $    54,841 $    191,957 $
2009 20,850 $    24,568 $    26,684 $    29,469 $    101,571 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2011 (2,555) $     --- --- --- (2,555) $
2010 (1,488) $     (1,927) $     (2,248) $     (2,559) $     (8,222) $
2009 (154) $        (641) $        (669) $        (617) $        (2,081) $
Revenue Operating Profit
(in thousands) (in thousands)
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Business Segment Information
As of March 31, 2011
Coin
Q1 Q2 Q3 Q4 YTD
2011 7,371 $      --- --- --- 7,371 $
2010 7,059 $      7,562 $      7,467 $      7,632 $      29,720 $
2009 6,741 $      7,177 $      7,081 $      7,008 $      28,007 $
redbox *
Q1 Q2 Q3 Q4 YTD
2011 27,098 $    --- --- --- 27,098 $
2010 22,121 $    23,866 $    23,956 $    23,503 $    93,446 $
2009 13,169 $    14,725 $    15,527 $    17,267 $    60,688 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2011 175 $          --- --- --- 175 $
2010 3,500 $      184 $          (41) $           183 $          3,826 $
2009 240 $          273 $          367 $          406 $          1,286 $
Depreciation, Amortization and Other
(in thousands)
* From acquisition date
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Installations and Same Store Sales
As of
March 31, 2011
redbox Kiosks (rounded)
Q1 Q2 Q3 Q4
2011 31,800       --- --- ---
2010 24,800       26,900       28,500       30,200
2009 15,400       17,900       20,600       22,400
2008 7,900          9,600          11,800       13,700
2007 3,000          4,300          5,700          7,000
Coin Kiosk Same Store Sales
Q1 Q2 Q3 Q4
2011 5.3% --- --- ---
2010 0.5% 7.9% 7.9% 10.0%
2009 -5.0% -4.3% -5.4% -5.1%
Coin Kiosks (rounded)
Q1 Q2 Q3 Q4
2011 18,800       --- --- ---
2010 19,100       19,000       18,900       18,900
2009 18,400       18,400       18,800       19,200
2008 15,500       16,500       17,500       18,400
2007 13,800       14,200       14,500       15,400
redbox Kiosk Same Store Sales
Q1 Q2 Q3 Q4
2011 15.3% --- --- ---
2010 21.0% 3.5% 17.2% 12.5%
2009 35.0% 33.0% 26.3% 21.0%
redbox
Coin
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

As of March 31, 2011
redbox Gross Margin
Q1 Q2 Q3 Q4 YTD
2011 53.1% --- --- --- 53.1%
2010 59.0% 56.4% 59.7% 54.4% 57.3%
2009 59.6% 57.4% 58.1% 54.0% 57.0%
2008 65.2% 63.0% 62.5% 62.2% 62.9%
Q1 Q2 Q3 Q4 YTD
2011 38,472 $    --- --- --- 38,472 $
2010 31,517 $    52,822 $    48,135 $    38,373 $    170,847 $
2009 34,987 $    38,288 $    28,647 $    46,545 $    148,467 $
2008 28,182 $    34,653 $    47,692 $    33,525 $    144,052 $
2007 7,495 $      11,926 $    15,375 $    15,047 $    49,843 $
Consolidated Capital Expenditures* (in thousands)
* For continuing operations
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.
Other Information

* All Walmart related companies, including Sam’s Club and ASDA
As of March 31, 2011
•
Walmart*
•
Walgreens
•
Kroger
•
7- Eleven
•
McDonald’s
•
Walmart*
•
Kroger
•
Supervalu
•
Delhaize
•
Ahold
•
Walmart*
•
Walgreens
•
Kroger
•
7-Eleven
•
Supervalu
redbox Coin Consolidated
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.
Top 5 Customers by Revenue